Exhibit 10.18A

FIRST AMENDMENT TO AVALQN PHARMACEUTICALS’ INCENTIVE
STOCK OPTION AGREEMENT

     This First Amendment to Avalon Pharmaceuticals, Inc. Incentive Stock Option Agreement (“First Amendment”) is dated as of January 30, 2002, by and between Avalon Pharmaceuticals, Inc., a Delaware corporation (the “Company”) and an individual whose address is set forth below the optionee signature line (the “Optionee”).

RECITALS:

     WHEREAS, Avalon and Optionee executed a certain Incentive Stock Option Agreement dated                                         ,200   (the “Agreement”), pursuant to the Company’s 1999 Stock Plan; and

     WHEREAS, the Company amended the 1999 Stock Plan as part of its Series B Convertible Preferred Stock sale pursuant to Board resolution and shareholder consent, each dated as of October 15, 2001 and now identified as the “Amended and Restated 1999 Stock Plan, as of October 15, 2001 (the “Plan”); and

     WHEREAS, the Company desires to make certain changes to the Agreement and intends to do so by this First Amendment which reflects those changes made to the Plan as approved by the Board of Directors and the shareholders of the Company; and

     WHEREAS, the Optionee desires to consent to be bound to those changes by its execution of this First Amendment.

     NOW THEREFORE, in consideration of the foregoing premises and such other consideration the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

     1. The optionee hereby acknowledges that he has reviewed the Plan (as amended and restated) and consents to those changes made to the Plan as specifically set forth in Exhibit A attached hereto and made a part hereof by this reference, including but not limited to those changes set forth in Paragraph 13 herein entitled “Stock Transfer Restrictions on Underlying Stock, Right of First Refusal and Drag Along Rights” and those changes set forth in paragraph 21 herein entitled “Lock –Up,” and agrees to be bound by them as though they were originally part of the terms and conditions of the Plan and the Agreement..

     2. Except as may be amended by this First Amendment, all remaining terms and conditions of the Plan and the Agreement shall remain in full force and effect.

     3. This First Amendment may be executed in counterparts.

     IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be executed as of the above date written.

ATTEST:	AVALON PHARMACEUTICALS, INC.

BY:

Kenneth C. Carter, Ph.D.
President and CEO

WITNESS:	OPTIONEE

BY:

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